Exhibit 10.1

TRON INC.

STOCK PURCHASE AGREEMENT

This Stock Purchase Agreement (the “Agreement”), is made as of the 24th day of December, 2025, by and between Tron Inc. (formerly known as SRM Entertainment, Inc.), a Nevada corporation (the “Company”), and Black Anthem Limited, a British Virgin Islands Business Company (“Purchaser”).

RECITALS

WHEREAS, subject to the terms and conditions set forth in this Agreement and pursuant to an exemption from the registration requirements of Section 5 of the Securities Act of 1933, as amended (the “Securities Act”) contained in Section 4(a)(2) thereof and/or Regulation S thereunder, the Company desires to issue and sell to Purchaser, and Purchaser desires to purchase from the Company, certain securities of the Company as more fully described in this Agreement (the “Transaction”).

AGREEMENT

In consideration of the mutual promises contained herein and other good and valuable consideration, receipt of which is hereby acknowledged, the parties to this Agreement agree as follows:

1. Purchase and Sale of the Shares.

(a) Sale and Issuance of the Shares. Subject to the terms and conditions of this Agreement, Purchaser agrees to purchase at the Closing (as defined below), and the Company agrees to sell and issue to Purchaser, newly issued shares of common stock, par value $0.0001 per share (the “Shares”) of the Company for an aggregate subscription price of eighteen million United States Dollars (US$18,000,000) (the “Principal Amount”). The purchase price per share (the “Per Share Purchase Price”) shall be equal to ninety five percent (95%) the closing price of the Company’s common stock as of the last trading day prior to the date of this Agreement (the “Market Price Per Share”), paid in the form of USDT or USDC stablecoin (the “Consideration”). The number of Shares to be issued shall be equal to the quotient of (i) the Principal Amount divided by (ii) the product of (A) the Market Price Per Share multiplied by (B) ninety five percent (95%).

(b) Closing; Delivery.

(i) The purchase and sale of the Shares (the “Closing”) shall take place on a date to be mutually agreed by the parties, but no later than ten (10) business days after the date of this Agreement (subject to mutual extension by the parties to this Agreement). The date of the Closing is referred to as the “Closing Date.”

(ii) On the Closing hereof, the Company shall deliver to Purchaser the Shares, duly authorized by the Company and registered in the name of Purchaser or its designee(s). On or before the Closing Date, Purchaser shall pay the Consideration to the Company for the Shares issued to Purchaser, by transfer and delivery of the Consideration to the custodian wallet address(es) designated by the Company (the “Account”) with the details of the Account to be provided by the Company to Purchaser on or before the Closing Date.

2. Representations and Warranties of the Company. The Company hereby represents and warrants to Purchaser that:

(a) Organization, Good Standing and Qualification. The Company is a corporation duly organized and validly existing and in good standing under the laws of Nevada and has all requisite corporate power and authority to carry on its business as now conducted and as proposed to be conducted. The Company is duly qualified to transact business and is in good standing in each jurisdiction in which the failure so to qualify would have a material adverse effect on its business or properties.

(b) Authorization. The execution of this Agreement and the issuance of the Shares have been duly authorized by all necessary corporate action of the Company. The Agreement shall constitute valid and legally binding obligations of the Company, enforceable against the Company in accordance with their respective terms except (i) as limited by applicable bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance, or other laws of general application relating to or affecting the enforcement of creditors’ rights generally, or (ii) as limited by laws relating to the availability of specific performance, injunctive relief, or other equitable remedies.

(c) Issuance of Shares. The Shares, upon issuance, shall be validly issued, fully paid and non-assessable and free from all preemptive or similar rights, mortgages, defects, claims, liens, pledges, charges, taxes, rights of first refusal, encumbrances, security interests and other encumbrances with respect to the issuance thereof. Subject to the accuracy of the representations and warranties of Purchaser in this Agreement, the offer and issuance by the Company of the Shares is exempt from registration under the 1933 Act.

(d) Litigation. There is no pending action, suit, proceeding, arbitration, mediation, complaint, claim, charge or investigation before any court, arbitrator, mediator or governmental body, or to the Company’s knowledge, currently threatened in writing (i) against the Company or (ii) against any consultant, officer, director or key employee of the Company arising out of his or her consulting, employment or board relationship with the Company or that could otherwise reasonably be expected to materially affect the Company.

(e) Compliance with Other Instruments. The Company is not in violation or default (i) of any provisions of its articles of incorporation or bylaws, (ii) of any judgment, order, writ or decree of any court or governmental entity, or, (iii) to its knowledge, of any provision of federal or state statute, rule or regulation materially applicable to the Company. The execution, delivery and performance of this Agreement and the consummation of the transactions contemplated hereby will not result in any such violation or default, or constitute, with or without the passage of time and giving of notice, either (A) a default under any such judgment, order, writ, decree, agreement, instrument, contract, lease, note, indenture, mortgage or purchase order or (B) an event which results in the creation of any lien, charge or encumbrance upon any assets of the Company or the suspension, revocation, forfeiture, or nonrenewal of any material permit or license applicable to the Company.

2

3. Representations and Warranties of Purchaser. Purchaser hereby represents and warrants to the Company that:

(a) Authorization. Purchaser has full power and authority to enter into this Agreement and each agreement, certificate, document and instrument to be executed and delivered by the Purchaser pursuant to this Agreement and to perform its obligations hereunder. This Agreement, when executed and delivered by Purchaser, will constitute a valid and legally binding obligation of Purchaser, enforceable in accordance with its terms, except as limited by applicable bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance, and any other laws of general application affecting enforcement of creditors’ rights generally, and as limited by laws relating to the availability of a specific performance, injunctive relief, or other equitable remedies.

(b) Purchase Entirely for Own Account; Regulation S. Purchaser is a non-U.S. person (as such term is defined in Rule 902 of Regulation S under the Securities Act) and is not acquiring the Shares for the account or benefit of a U.S. person. Purchaser will not, within six (6) months of the date of the transfer of any Shares to the Purchaser, (i) make any offers or sales of the Shares in the United States or to, or for the benefit of, a U.S. person (in each case, as defined in Regulation S) other than in accordance with Regulation S or another exemption from the registration requirements of the Securities Act, or (ii) engage in hedging transactions with regard to the Shares unless in compliance with the Securities Act. Neither the Purchaser nor any of the Purchaser’s affiliates or any person acting on its or their behalf has engaged or will engage in directed selling efforts (within the meaning of Regulation S) with respect to the Shares, and all such persons have complied and will comply with the offering restriction requirements of Regulation S in connection with the offering of the Shares outside of the United States.

(c) Consents. Neither the execution and delivery by Purchaser of this Agreement nor the consummation by Purchaser of any of the Transaction nor the performance by it of this Agreement in accordance with its terms requires the consent, approval, order or authorization of, or registration with, or the giving of notice to, any governmental or public body or authority or any third party, except as have been obtained, made or given and except as to any Section 16 or any Schedule 13D filings pursuant to the Securities Exchange Act of 1934.

(d) No Conflict. Neither the execution and delivery by Purchaser of this Agreement or other documents in relation the Transaction, nor the consummation by Purchaser of the Transaction, nor compliance by Purchaser with any of the terms and conditions hereof or of any other documents in relation the Transaction, will (A) contravene, conflict with or violate any existing federal, state, county or local law, rule or regulation or any order applicable to, or binding upon, Purchaser, (B) contravene, conflict with, violate or constitute a default under, any agreement, indenture or instrument to which Purchaser is party or result in the creation of any lien upon any of the properties or assets of Purchaser, or (C) result in a violation of the Purchaser’s organizational documents.

3

(e) No General Solicitation. Purchaser is not purchasing the Shares because of any general solicitation or general advertisement, including, without limitation, (i) any advertisement, articles, notice or other communication published in any newspaper, magazine or similar media or broadcast over television or radio, and (ii) any seminar or meeting whose attendees have been invited by any general solicitation or general advertising.

(f) Knowledge; Access to Information. Purchaser is aware of the Company’s business affairs and financial condition and has acquired sufficient information about the Company to reach an informed and knowledgeable decision to acquire the Shares. Purchaser acknowledges and understands that any investment in the Company is highly speculative and subject to a high degree of risk which could result in the loss of Purchaser’s entire investment. Purchaser acknowledges that it has had the opportunity to review all reports, schedules, forms, statements and other documents required to be filed by the Company under the Securities Act and the Securities Exchange Act of 1934, as amended, including pursuant to Section 13(a) or 15(d) thereof, for the two years preceding the date hereof (or such shorter period as the Company was required by law or regulation to file such material) and has been afforded (i) the opportunity to ask such questions as it has deemed necessary of, and to receive answers from, representatives of the Company concerning the terms and conditions of the offering of the Shares and the merits and risks of investing in the Shares; (ii) access to information about the Company and its financial condition, results of operations, business, properties, management and prospects sufficient to enable it to evaluate its investment; and (iii) the opportunity to obtain such additional information that the Company possesses or can acquire without unreasonable effort or expense that is necessary to make an informed investment decision with respect to the investment.

(g) Restricted Shares. Purchaser understands that the Shares have not been, and may not be, registered under the Securities Act, by reason of a specific exemption from the registration provisions of the Securities Act which depends upon, among other things, the bona fide nature of the investment intent and the accuracy of Purchaser’s representations as expressed herein. Purchaser understands that the Shares are “restricted securities” under applicable U.S. federal and state securities laws and that, pursuant to these laws, Purchaser must hold the Shares indefinitely unless they are registered with the Securities and Exchange Commission (“SEC”) and qualified by state authorities, or an exemption from such registration and qualification requirements is available. Subject to the terms and conditions set forth in this Agreement, Purchaser acknowledges that the Company has no obligation to register or qualify the Shares for resale. Purchaser further acknowledges that if an exemption from registration or qualification is available, it may be conditioned on various requirements including, but not limited to, the time and manner of sale, the holding period for the Shares, and on requirements relating to the Company which are outside of Purchaser’s control, and which the Company is under no obligation and may not be able to satisfy.

(h) Legends. Purchaser understands that the Shares, and any securities issued in respect thereof or exchange therefor, may bear one or all of the following legends:

(i) THESE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”). NO SALE, PLEDGE, HYPOTHECATION, TRANSFER OR OTHER DISPOSITION OF THESE SECURITIES MAY BE MADE UNLESS EITHER (A) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR (B) PURSUANT TO AN AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT, IN EITHER CASE UPON THE RECEIPT OF AN OPINION OF U.S. COUNSEL.”

4

(ii) Any legend required by the Blue Sky laws of any state to the extent such laws are applicable to the shares represented by the certificate so legended.

(i) Foreign Investor. Purchaser hereby represents that it has satisfied itself as to the full observance by the Purchaser of the laws of its jurisdiction applicable to the Purchaser in connection with the purchase of the Shares or the execution and delivery by the Purchaser of this Agreement, including (i) the legal requirements within its jurisdiction for the purchase of the Shares, (ii) any foreign exchange restrictions applicable to the Transaction, (iii) any governmental or other consents that may need to be obtained, and (iv) the income tax and other tax consequences, if any, that may be relevant to Purchaser’s purchase, holding, redemption, sale, or transfer of the Shares. Purchaser’s subscription and payment for, and continued beneficial ownership of, the Shares will not violate any securities or other laws of the Purchaser’s jurisdiction applicable to the Purchaser.

(j) Direct Contact; Brokers or Finders. The contact between the Company and Purchaser was made directly through an existing relationship. Purchaser has not engaged any brokers, finders or agents, and the Company has not, nor will, incur, directly or indirectly, as a result of any action taken by Purchaser, any liability for brokerage or finders’ fees or agents’ commissions or any similar charges in connection with this Agreement.

(k) Not an Affiliate. As of immediately prior to the Closing, Purchaser is not an officer, director or “affiliate” (as that term is defined in Rule 415 of the Securities Act) of the Company.

4. Miscellaneous.

(a) No Survival. The representations and warranties of the parties set forth in this Agreement shall expire as of the Closing.

(b) Successors and Assigns. The terms and conditions of this Agreement shall inure to the benefit of and be binding upon the respective successors and assigns of the parties. Nothing in this Agreement, express or implied, is intended to confer upon any party other than the parties hereto or their respective successors and assigns any rights, remedies, obligations, or liabilities under or by reason of this Agreement, except as expressly provided in this Agreement.

(c) Governing Law; Venue. This Agreement and all acts and transactions pursuant hereto and the rights and obligations of the parties hereto shall be governed, construed and interpreted in accordance with the internal laws of the State of New York, without giving effect to its principles of conflicts of law. Venue for any dispute arising out of this Agreement shall be exclusively in the state and federal courts located in the City of New York, Borough of Manhattan and each party hereby expressly consents to the personal jurisdiction of such courts and irrevocably waives any objection to such venue based on forum nonconveniens.

5

(d) Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original and all of which together shall constitute one instrument.

(e) Titles and Subtitles. The titles and subtitles used in this Agreement are used for convenience only and are not to be considered in construing or interpreting this Agreement.

(f) Notices. Any notice required or permitted by this Agreement shall be in writing and shall be deemed sufficient upon receipt, when delivered personally or by courier, overnight delivery service or electronic mail, or 48 hours after being deposited in the national mail as certified or registered mail with postage prepaid, if such notice is addressed to the party to be notified at such party’s address or email address as set forth below or as subsequently modified by written notice.

(g) Amendments and Waivers. No provision of this Agreement may be waived, modified, supplemented or amended except in a written instrument signed, in the case of an amendment, by the Company and Purchaser, in the case of a waiver, by the party against whom enforcement of any such waived provision is sought. Any amendment or waivers effected in accordance with this Section 5(g) shall be binding upon Purchaser and each transferee of the Shares, each future holder of all such Shares, and the Company. No waiver of any default with respect to any provision, condition or requirement of this Agreement shall be deemed to be a continuing waiver in the future or a waiver of any subsequent default or a waiver of any other provision, condition or requirement hereof, nor shall any delay or omission of any party to exercise any right hereunder in any manner impair the exercise of any such right.

(h) Severability. If one or more provisions of this Agreement are held to be unenforceable under applicable law, the parties agree to renegotiate such provision in good faith, in order to maintain the economic position enjoyed by each party as close as possible to that under the provision rendered unenforceable. In the event that the parties cannot reach a mutually agreeable and enforceable replacement for such provision, then (i) such provision shall be excluded from this Agreement, (ii) the balance of the Agreement shall be interpreted as if such provision were so excluded and (iii) the balance of the Agreement shall be enforceable in accordance with its terms.

(i) Entire Agreement. This Agreement, and the documents referred to herein constitute the entire agreement between the parties hereto pertaining to the subject matter hereof, and any and all other written or oral agreements existing between the parties hereto are expressly canceled.

(j) Legal Expenses. All parties to this Agreement shall be responsible for their own legal expenses.

(k) Exculpation. Purchaser acknowledges that it is not relying upon any person, firm or corporation, other than the Company and its officers and directors, in making its investment or decision to invest in the Company.

[Signature pages follow]

6

The undersigned have executed this Agreement for effectiveness as of the date first set forth above.

PURCHASER:

Black Anthem Limited

By:	/s/ Yuchen Sun
Name:	SUN Yuchen
Title:	Authorised Signatory

Address and Email:

Purchase Price in US dollar: $18,000,000

Payment Method: USDT or USDC stablecoin

COMPANY:

TRON INC.

By:	/s/ Richard Miller
Name:	Richard Miller
Title:	CEO

Address and Email:

941 W. Morse Blvd

Suite 100

Winter Park FL 32789